UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 29, 2005
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                        000-31989                       54-1987541

(State or other            (Commission File No.)           (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)
                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
     Appointment of Principal Officers

Retired United States Army General Montgomery C. Meigs was appointed to the Convera Board of Directors effective August 1, 2005. General Meigs was the Commander of the United States Army in Europe from 1998 through 2002 and Commander of NATO's Peacekeeping Force in Bosnia from 1998 through 1999. General Meigs is currently the Louis A. Bantle Chair at the Maxwell School of Syracuse University and a Consultant to Chief of Staff Army's Program for Leader Development of Senior Officers. General Meigs replaces William Reed who resigned on July 29, 2005. A copy of Convera's press release announcing the appointment of General Meigs and the resignation of Mr. Reed is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number       Description

99.1                Press Release of Convera Corporation dated August 4, 2005






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CONVERA CORPORATION


                                           By:      /s/  JOHN R. POLCHIN
                                                    John R. Polchin
                                                   Chief Financial Officer

Date:  August 4, 2005